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                                                              EXHIBIT 10.6.1




                                FIRST AMENDMENT

                                       TO

                          SECOND AMENDED AND RESTATED
                               GUARANTY AGREEMENT


                                     among

                              OCEAN ENERGY, INC.,
                               as the Guarantor,


                           THE CHASE MANHATTAN BANK,
                                   as Agent,

                                      and

                          THE LENDERS SIGNATORY HERETO





                        Effective as of January 27, 1998
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                    FIRST AMENDMENT TO SECOND AMENDED AND
                         RESTATED GUARANTY AGREEMENT

         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GUARANTY AGREEMENT (this "First Amendment") executed effective as of January 27, 1998 (the "Effective Date"), is among Ocean Energy, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Guarantor"); each of the lenders under the Credit Agreement (hereinafter defined) (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the "Agent").

                                    Recitals

         A. Ocean Energy, Inc., a Louisiana corporation (the "Borrower"), the Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of October 15, 1997, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement (as amended and as further amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower; and

         B. To secure the obligations of the Borrower under the Credit Agreement, the Guarantor executed and delivered that certain Second Amended and Restated Guaranty Agreement dated as of October 15, 1997 (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement");

         C. The Guarantor has requested and the Agent and the Lenders have agreed to amend certain provisions of the Guaranty Agreement; and

         D. Now, therefore, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Guaranty Agreement or the Credit Agreement but which are not defined in this First Amendment, shall have the same meanings as defined in the Guaranty Agreement or the Credit Agreement, as appropriate.

         Section 2.       Amendment to Guaranty Agreements.

         2.1 Exhibit A. Exhibit A to the Guaranty Agreement is hereby deleted and inserted in lieu thereof is Exhibit A to this First Amendment.





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Section 3.       Miscellaneous.

         3.1 Confirmation and Ratification. The Guarantor hereby affirms that as of the Effective Date of this First Amendment, all of the representations and warranties contained in the Guaranty Agreement are true and correct as though made on and as of the Effective Date, except as such representations and warranties are modified to give effect to transactions expressly permitted by the Security Instruments and that no Default or Event of Default exists. The Guarantor hereby agrees that its liabilities under the Guaranty Agreement shall remain enforceable against it in accordance with its terms and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this First Amendment. The Guarantor hereby confirms and ratifies its liabilities under the Security Instruments to which it is a party in all respects.

         3.2 Continuation of Guaranty Agreement. The provisions of the Guaranty Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

         3.3 No Oral Agreements. THIS WRITTEN FIRST AMENDMENT, THE GUARANTY AGREEMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         3.4 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         3.5 Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.





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         IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed effective as of the date first written above.


GUARANTOR:             OCEAN ENERGY, INC.,a Delaware corporation


                                        By: /s/ ROBERT L. BELK
                                           ------------------------------------
                                        Robert L. Belk
                                        Executive Vice President and
                                        Chief Financial Officer



AGENT:                                  THE CHASE MANHATTAN BANK, as Agent


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                        Name:
                                        Title:



LENDER:                                 THE CHASE MANHATTAN BANK


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                        Name:
                                        Title:



LENDER:                                 BANQUE PARIBAS


                                        By: /s/ DOUGLAS R. LIFTMAN
                                           ------------------------------------
                                        Name: Douglas R. Liftman
                                        Title: Vice President


                                        By: /s/ MARIAN LIVINGSTON
                                           ------------------------------------
                                        Name: Marian Livingston
                                        Title: Vice President





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LENDER:                                 BANK ONE, TEXAS, N.A.



                                        By: /s/ DAVID W. PHILLIPS
                                           ------------------------------------
                                        Name: David W. Phillips
                                        Title: Vice President



LENDER:                                 BANK OF MONTREAL



                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                        Name:
                                        Title:



LENDER:                                 FIRST NATIONAL BANK OF COMMERCE



                                        By: /s/ DAVID R. REID
                                           ------------------------------------
                                        David R. Reid
                                        Senior Vice President



LENDER:                                 SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By: /s/ ELIZABETH WILBY HUNTER
                                           ------------------------------------
                                        Elizabeth Wilby Hunter
                                        Vice President





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LENDER:                                 BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION



                                        By: /s/ RONALD E. McKAIG
                                           ------------------------------------
                                        Name: Ronald E. McKaig
                                        Title: Vice President



LENDER:                                 HIBERNIA NATIONAL BANK



                                        By: /s/ COLLEEN McEVOY SMITH
                                           ------------------------------------
                                        Colleen McEvoy Smith
                                        Vice President





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                                   Exhibit A
                                   [Form of]
                             Officer's Certificate

         The undersigned hereby certify that he is the ____________________ of OCEAN ENERGY, INC., a Delaware corporation (the "Guarantor"), and that as such he is authorized to execute this certificate on behalf of the Guarantor. This Certificate is delivered pursuant to Section 3.02 of that certain Second Amended and Restated Guaranty Agreement dated as of October 15, 1997 (as amended by that certain First Amendment to Second Amended and Restated Guaranty Agreement dated as of January __, 1998, and as further amended or supplemented from time to time, the "Guaranty Agreement") by the Guarantor in favor of THE CHASE MANHATTAN BANK, AS AGENT (the "Agent"), and the Lenders. All capitalized terms not defined herein shall have the meaning assigned such terms in the Guaranty Agreement and in that certain Second Amended and Restated Credit Agreement dated as of October 15, 1997 among OCEAN ENERGY, INC., a Louisiana corporation (the "Borrower"), the Agent and the Lenders (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January __, 1998, and as further amended or supplemented from time to time, the "Credit Agreement"), as such terms are incorporated by reference into the Guaranty Agreement.

         The undersigned hereby represents and warrants as follows:

         (a) No Default has occurred and is continuing under the Credit Agreement, the Guaranty Agreement or any of the Loan Documents [or if a Default exists, specify the nature and status thereof and the Guarantor's or the Borrower's proposed response].

         (b) The Guarantor is in compliance with the following negative covenants:

                 (i)      Current Ratio.  (Show Calculation)

                 (ii)     Tangible Net Worth. (Show Calculation)

                 (iii)    Interest Coverage Ratio.  (Show Calculation)

                 (iv)     Leverage Ratio.  (Show Calculation)

                 (v) Dividends, Distributions and Redemptions. (Show Amount of Dividends and Calculation)

         (c) If quarterly borrowings and LC Exposure exceed $100,000,000 at any time, show calculations for each of the Indenture and the Subordinated Indenture demonstrating (i) that such borrowings and LC Exposure constitute "Permitted Indebtedness" (as defined in the 9-3/4% Subordinated Indenture) and/or that the Guarantor has not violated Section 10.11 of the 9-3/4% Subordinated Indenture (i.e., demonstrate that Consolidated Fixed Charge Coverage Ratio is at least 3.0 to 1.0).
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         EXECUTED AND DELIVERED this ____ day of ______________, 199__.

                                            GUARANTOR:

                                            OCEAN ENERGY, INC.



                                            By:
                                               -------------------------------
                                            Name:
                                            Title: